Exhibit 10.1

SEVENTH AMENDMENT TO
UNCOMMITTED CREDIT AGREEMENT
This SEVENTH AMENDMENT TO UNCOMMITTED CREDIT AGREEMENT (this “Seventh Amendment”) dated as of August 18, 2017 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders, NATIXIS, NEW YORK BRANCH, as Syndication Agent and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Uncommitted Credit Agreement dated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and after giving effect to this Seventh Amendment, the “Credit Agreement”);
WHEREAS, the Increasing Lenders (as defined in Section 2 below) desire to increase their Revolving Line Portions as set forth herein, the Departing Lender (as defined in Section 2 below) desires to exit the Existing Credit Agreement as set forth herein and the New Lender (as defined in Section 2 below) desires to become a Lender under the Credit Agreement; and
WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement, and the parties hereto have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	Amendments.
Effective upon the occurrence of the Effective Date (as defined in Section 3 below), the Existing Credit Agreement is hereby amended as follows:
(a)    The cover page is amended to insert beneath “COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent” the following: “NATIXIS, NEW YORK BRANCH, as Syndication Agent”.
(b)    Section 1.1 is amended as follows:
(i)    the definition of “Eligible Trade Receivables” is amended by deleting clause (k) thereof and replacing it with the following:
“(k) in the event the Borrower is indebted in any manner to the applicable account debtor, only the excess of the applicable Account Receivable over the amount owed

Exhibit 10.1

by the Borrower to the account debtor shall be included as an Eligible Trade Receivable;”
(ii)    the definition of “Confirmed Material” is amended by deleting “(i)” therein and inserting “(i)” immediately before “Hedged Inventory”.
(iii)    clause (d) of the definition of “Indebtedness” is deleted and replaced with the following:
“(d) Capital Lease Obligations and Secured Metals Lease Obligations,”.

(iv)    the definition of “Intercreditor Agreement” is amended and restated in its entirety as follows:
““Intercreditor Agreement” means the Intercreditor Agreement dated as of the date hereof, substantially in the form of Exhibit H, among the Administrative Agent, Mitsubishi International Corporation and Rabobank, as amended, supplemented or otherwise modified from time to time and, upon execution by Mitsubishi International Corporation, the Administrative Agent and Rabobank of the amended and restated intercreditor agreement contemplated under the definition of “Permitted Secured Metals Leases”, “Intercreditor Agreement” shall mean such amended and restated intercreditor agreement.”
(v)    the definition of “Permitted Encumbrances” is amended by (x) deleting at the end of clause (i), “and”, (y) deleting at the end of clause (j), “.” and replacing it with “; and” and (z) inserting new clause (k) after clause (j) as follows:
“(k) Liens in favor of Mitsubishi International Corporation pursuant to Permitted Secured Metals Leases.”

(vi)    the definition of “Revolving Credit Maturity Date” is amended and restated in its entirety as follows:
““Revolving Credit Maturity Date” means March 31, 2018.”
(vii)    the definition of “Revolving Line Portion” is amended and restated in its entirety as follows:
““Revolving Line Portion” means at any time, with respect to each Lender, the obligation, if any, of such Lender to consider requests to make Loans, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure at such time hereunder, as such obligation may be (a) reduced from time to time pursuant to Sections 2.6 or 2.16(b), or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.4. As of the Seventh Amendment Effective Date, the amount of each Lender’s Revolving Line Portion is set forth on Annex I to the Seventh Amendment. The

Exhibit 10.1

aggregate amount of the Lenders’ Revolving Line Portions as of the Seventh Amendment Effective Date is $225,000,000.”
(viii)    the following new definitions are inserted in their appropriate alphabetical places:
“Permitted Secured Metals Lease Obligations” means, all Secured Metals Lease Obligations under Permitted Secured Metals Leases.
“Permitted Secured Metals Leases” means Secured Metals Leases between the Borrower (as lessee) and Mitsubishi International Corporation (as lessor), provided, that Mitsubishi International Corporation shall have entered into an intercreditor agreement with the Administrative Agent, which shall amend and restate the Intercreditor Agreement (in effect on the Seventh Amendment Effective Date), in form and substance acceptable to the Required Lenders.
“Secured Metals Lease Obligations” means all obligations and liabilities of the Borrower under Secured Metals Leases.
“Secured Metals Leases” means metals leasing facilities entered into by the Borrower (as lessee) and another Person (as lessor), that is not an Affiliate of the Borrower, under which: (i) such Person, from time to time, leases Precious Metals to Borrower (the “Leased Metal”), retaining legal title thereto, (ii) the Borrower is obligated to return to such Person on the stated maturity date of the applicable lease the Leased Metal or an equivalent quantity of metal of the same type, grade and quality and (iii) the Borrower grants a security interest in the Leased Metal to such Person, until the Leased Metal or an equivalent quantity of metal of the same type, grade and quality is returned to such Person.
“Seventh Amendment” means the Seventh Amendment to Uncommitted Credit Agreement dated as of August 18, 2017 among the Borrower, the Lenders party thereto and the Administrative Agent.
“Seventh Amendment Effective Date” means the “Effective Date” as defined in the Seventh Amendment.
(ix)    the definitions of “Fifth Amendment”, “Fifth Amendment Effective Date” and “Temporary Increase Amount” are deleted.
(c)    Section 2.1 is amended by deleting the penultimate sentence in clause (a) thereof and replacing it with the following:
“Subject to and without limiting the foregoing, if, after giving effect to a requested Revolving Credit Loan, the sum of (x) the aggregate principal amount outstanding of all Revolving Credit Loans plus (y) the aggregate amount of all Secured Metals Lease Obligations shall exceed the Borrowing Base (as of the most recent Report

Exhibit 10.1

Date), the Borrower shall represent and warrant to the Lenders that to the extent of such excess, the proceeds of such Revolving Credit Loan shall be used for the acquisition of Inventory which, upon such acquisition, shall constitute Assigned Material, Assigned Material in Transit, Assigned Material – Unassigned Hedge, Domestic Confirmed Material or Foreign Material.”
(d)    Section 2.3 is amended by deleting the first sentence and replacing it with the following:
“To request a Borrowing, the Borrower shall notify Administrative Agent of such request in writing, which request must be received by Administrative Agent not later than 1:00 p.m., New York City time, (i) in respect of each Revolving Credit Loan Borrowing with an Interest Period of less than one month, on the date of the proposed Borrowing or (ii) in respect of all other Borrowings, on the date which is three (3) Business Days prior to the proposed Borrowing.”
(e)    Section 2.8 is amended as follows:
(i)    clause (b)(ii) is deleted and replaced with the following:
“(ii) If as of any Report Date, the sum of (x) the aggregate outstanding principal amount of Revolving Credit Loans plus (y) Permitted Secured Metals Lease Obligations, shall exceed the Borrowing Base on such Report Date, the Borrower shall immediately prepay Revolving Credit Loans in an amount sufficient to eliminate such excess.”
(ii)    clause (d) is amended by deleting the first sentence and replacing it with the following:
“Borrower shall notify Administrative Agent in writing of any optional prepayment under Section 2.8(a), not later than 1:00 p.m., New York City time, (x) in respect of Revolving Credit Loans with an Interest Period of less than one month, on the date of prepayment and (y) in respect of all other Loans, on the date which is three (3) Business Days prior to the proposed date for prepayment.”
(f)    Section 4.2 is amended by (x) deleting “and” at the end of clause (d), (y) deleting “.” at the end of clause (e) and replacing it with “; and”, and (z) inserting the following new clause (f) after clause (e):
“(f) each request for a Credit Extension shall be deemed a representation and warranty by the Borrower that after giving effect to such Credit Extension and, if applicable, the acquisition by the Borrower (with the proceeds of such Credit Extension) of assets which are eligible for inclusion in the Borrowing Base, the Borrower shall have sufficient Collateral subject to the first priority perfected Lien of the Administrative Agent that is eligible for inclusion in the Borrowing Base which, when subject to the applicable advance rates set forth in the definition of “Borrowing Base”, shall be in an amount that exceeds all outstanding Credit Extensions.”

Exhibit 10.1

(g)    Section 5.1(f) is amended by (x) deleting “and” at the end of subclause (vi), (y) deleting “.” at the end of subclause (vii) and replacing it with “; and” and (z) inserting the following new subclause (viii) after subclause (vii): “(viii) a summary of all outstanding Secured Metals Leases and the Secured Metals Lease Obligations thereunder.”
(h)    Section 6.1 is amended by (x) deleting at the end of clause (h) thereof, “and”, (y) deleting at the end of clause (i) thereof, “.” and replacing it with “; and” and (z) inserting new clause (j) after clause (i) as follows:
“(j) Permitted Secured Metals Lease Obligations in an aggregate principal amount outstanding at any time not to exceed $25,000,000.”
(i)    New Section 6.19 is inserted after Section 6.18 as follows:
“6.19 Secured Metals Leases. The Borrower shall not enter into or otherwise be a party to any Secured Metals Leases other than Permitted Secured Metals Leases.”
(j)    Section 9.8 is amended by inserting after “Sole Lead Arranger” (before the “,”) the following: “or Syndication Agent”.
(k)    Section 9.12 is amended and restated in its entirety as follows:
“9.12 Intercreditor Agreement. Each Lender hereby authorizes the Administrative Agent to enter into the Intercreditor Agreement on its behalf and agrees to be bound by the terms thereof, and hereby agrees that the terms thereof do not constitute a release of Collateral or subordination of Liens for the purpose of Section 10.2(b).”
(l)    Section 10.11(b)(vii) is deleted and replaced with the following:
“(vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities under this Agreement, (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to this Agreement or (C) any of its insurers or re-insurers;”
(m)    Clause (ix) of Section 10.2(b) is deleted and replaced with the following:
“(ix) except as permitted by Section 9.10, release all or a substantial portion of the Collateral (or that portion of Collateral, the release of which would result in (x) an excess of the sum of (i) the then outstanding Revolving Credit Loans plus (ii) the then outstanding Secured Metals Lease Obligations, over the Borrowing Base or (y) the Bridge Loan Cushion being less than 150% of the then outstanding Bridge Loans) without the written consent of each Lender.”
(n)    Exhibit B is amended as follows:

Exhibit 10.1

(i)    The Borrowing Base Report attached to the Form of Borrowing Base Certificate is amended by:
(A)    inserting a new line II.A beneath line II as follows:
“II.A Secured Metals Lease Obligations”; and

(B)    amending line III by deleting “(I.16 minus II)” and replacing it with “(I.16 minus II minus II.A)”.
(ii)    New Schedule 16 to the Borrowing Base Report attached to the Form of Borrowing Base Certificate is inserted after Schedule 15 thereto and shall be a placeholder for the summary of Secured Metals Leases and Secured Metals Lease Obligations.
(o)    Exhibit 2.3 is amended by inserting in the final paragraph before the signature page “and Secured Metals Lease Obligations” after the final reference to “Revolving Credit Loans”.

SECTION 2.	Departing Lender; Increasing Lenders; New Lender; Reallocation.
(a)    On the Effective Date (immediately prior to giving effect to Section 1 of this Seventh Amendment (and for the avoidance of doubt, each of the parties hereto acknowledges that the Departing Lender (as defined below) shall not be deemed to have consented to any of the amendments to the Existing Credit Agreement set forth in Section 1 hereof and none of such amendments shall be effective until the requirements of this Section 2(a) and Section 3 have been satisfied)), the Borrower shall repay in full all outstanding Loans and other Obligations (including, without limitation, amounts payable under Section 2.13 of the Existing Credit Agreement in connection with such repayment, if any) owing to BNP Paribas (the “Departing Lender”) and upon such repayment, the Departing Lender shall cease to be a Lender, the Departing Lender’s Revolving Line Portion shall terminate and the Departing Lender’s rights and obligations under the Loan Documents shall terminate except for any such rights under Sections 2.12, 2.13, 2.14 and 10.3 of the Credit Agreement existing on the Effective Date and any other rights that expressly survive such termination.
(b)    All payments made under clause (a) above shall be retained solely by the Departing Lender and shall not be subject to the pro rata sharing provisions set forth in the Loan Documents.
(c)    The undersigned Lenders party to the Existing Credit Agreement whose Revolving Line Portions are increased under this Seventh Amendment (the “Increasing Lenders”) and Macquarie Bank Limited (the “New Lender”), have agreed to increase their (or make its) Revolving Line Portions (as applicable) as governed by the Credit Agreement on the terms and subject to the conditions set forth therein and in this Seventh Amendment. Effective upon the Effective Date (as defined in Section 3 below), the Revolving Line Portions for each Increasing Lender, each Non Increasing Lender (as defined below) and the New Lender shall be as set forth on Annex I to this Seventh Amendment, notwithstanding anything to the contrary set forth in the Credit Agreement

Exhibit 10.1

or any other Loan Document. Each of the Increasing Lenders, the New Lender and the Non Increasing Lenders hereby agrees as follows:
(i)    Each Increasing Lender shall pay to the Administrative Agent on the Effective Date, in immediately available funds, an amount equal to the amount, if any, by which such Increasing Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Line Portions pursuant to this Seventh Amendment, including the increase of such Increasing Lender’s Revolving Line Portion) of the aggregate principal amount of the Loans to be outstanding immediately upon the Effective Date exceeds the aggregate principal amount of Loans owing to such Increasing Lender immediately prior to the Effective Date. Such amount paid by any such Increasing Lender shall be deemed the purchase price for the acquisition by such Increasing Lender of such additional amount of Loans from Lenders whose Revolving Line Portions are not increased under this Seventh Amendment, other than the Departing Lender (“Non Increasing Lenders”) and, if applicable, other Lenders. The Administrative Agent shall distribute such amounts as received from the Increasing Lenders as may be necessary so that the Loans are held by the Increasing Lenders, the New Lender and the Non Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the adjustment of Pro Rata Shares pursuant to this Seventh Amendment).
(ii)    The New Lender shall pay to the Administrative Agent on the Effective Date, in immediately available funds, an amount equal to the amount of the New Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Line Portions pursuant to this Seventh Amendment) of the aggregate principal amount of the Loans to be outstanding immediately upon the Effective Date. Such amount paid by the New Lender shall be deemed the purchase price for the acquisition by the New Lender of such amount of Loans from Non Increasing Lenders and, if applicable, other Lenders upon the effectiveness of this Seventh Amendment. The Administrative Agent shall distribute such amounts as received from the New Lender as may be necessary so that the Loans are held by the Increasing Lenders, the New Lender and the Non Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the adjustment of Revolving Line Portions pursuant to this Seventh Amendment).
(iii)    Each Increasing Lender and Non Increasing Lender which receives a payment in connection with clause (i) or (ii) above (each, a “Selling Lender”) shall be deemed to have sold and assigned, without recourse to such Selling Lender, to the applicable Increasing Lenders and/or New Lender (each, a “Purchasing Lender”), and such Purchasing Lenders shall be deemed to have purchased and assumed without recourse to the Selling Lenders, Loans in amounts such that after giving effect thereto each Lender shall hold Loans in accordance with its Pro Rata Share (determined after giving effect to the adjustment of Pro Rata Shares pursuant to this Seventh Amendment).
(d)    (%3)    From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.

Exhibit 10.1

(i)    The New Lender shall hold an undivided interest in and to (A) all the rights and obligations of a Lender under the Credit Agreement in connection with its new Revolving Line Portion and (B) all rights and obligations of a Lender in connection therewith under the other Loan Documents.
(e)    (%3)    The New Lender acknowledges and agrees that no Lender party to the Existing Credit Agreement (including, without limitation, the Departing Lender) (A) has made any representation or warranty or shall have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith or (B) has made any representation or warranty or has any responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.
(i)    The New Lender (A) represents and warrants that it is legally authorized to enter into this Seventh Amendment, (B) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Seventh Amendment, (C) agrees that it will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith, (D) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, (E) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsections 2.14(g)(ii)(B) and (C) of the Credit Agreement and (F) agrees that it will be bound by the provisions of the Intercreditor Agreement.
(f)    The Borrower hereby agrees that, in connection with the transactions described in this Section 2, it shall compensate each Lender for any loss, cost or expense attributable thereto as required by Section 2.13 of the Credit Agreement.

SECTION 3.	Effectiveness of Amendment.

Exhibit 10.1

(a)    This Seventh Amendment shall become effective on the date (the “Effective Date”) on which (a) the Administrative Agent shall have received, all in form and substance satisfactory to the Administrative Agent:
(i)    this Seventh Amendment duly executed by each of the Borrower, the Lenders (including, without limitation, the New Lender and the Departing Lender) and the Administrative Agent;
(ii)    upon request, a Note duly executed by the Borrower in favor of the New Lender and each Increasing Lender, reflecting the new or increased (as applicable) Revolving Line Portion effected hereunder;
(iii)    the Seventh Amendment Fee Letter - Lenders, dated on or around the date hereof, between the Administrative Agent and the Borrower (the “Seventh Amendment Fee Letter - Lenders”), duly executed by the Borrower;
(iv)    the Seventh Amendment Fee Letter – Agent, dated on or around the date hereof, between the Administrative Agent and the Borrower (the “Seventh Amendment Fee Letter – Agent”), duly executed by the Borrower; and
(v)    such corporate authorization documents and opinions of counsel as the Required Lenders shall require.
(b)    The Borrower shall have paid to the Administrative Agent in immediately available funds, (i) for the account of the applicable Lenders, the fees set forth in the Seventh Amendment Fee Letter – Lenders, (ii) for its own account, the fees set forth in the Seventh Amendment Fee Letter – Agent, which are required to be paid on or prior to the Effective Date and (iii) all costs and expenses of the Administrative Agent incurred in connection with this Seventh Amendment (including, without limitation, the reasonable legal fees and disbursements of counsel to the Administrative Agent for which an invoice shall have been provided).
(c)    The Borrower shall have paid to the Administrative Agent for the account of the applicable Lenders (including, without limitation, the Departing Lender), all breakfunding costs (in accordance with Section 2.13 of the Credit Agreement) incurred by each Lender (including, without limitation, the Departing Lender) in connection with the operation of Section 2 above.

SECTION 4.	Effect of Amendment; Ratification; Representations; etc.
(a)    On and after the Effective Date, this Seventh Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Seventh Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

Exhibit 10.1

(b)    Except as expressly set forth herein, this Seventh Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.
(c)    In order to induce the Administrative Agent and the Lenders to enter into this Seventh Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Seventh Amendment:
(i)    the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and
(ii)    no Default or Event of Default has occurred and is continuing.
(d)    The Borrower hereby acknowledges and agrees that after giving effect to this Seventh Amendment, (i) the Security Agreement, the Canadian Security Agreement, the German Security Agreement and the liens and security interests granted thereunder shall remain in full force and effect, shall continue without interruption as security for the Obligations and shall not be impaired or limited hereby and (ii) the other Security Documents executed by it shall remain in full force and effect, shall continue without interruption and shall not be impaired or limited hereby.
(e)    This Seventh Amendment shall be a Loan Document.

SECTION 5.	Counterparts.
This Seventh Amendment may be executed by one or more of the parties to this Seventh Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this Seventh Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6.	Severability.
Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.	GOVERNING LAW.
THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Exhibit 10.1

SECTION 8.	WAIVERS OF JURY TRIAL.
EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SEVENTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.
BORROWER
A-MARK PRECIOUS METALS, INC.

By:_______________________
Name:
Title:

SIGNATURE PAGE TO SEVENTH AMENDMENT

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and as a Lender

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

SIGNATURE PAGE TO SEVENTH AMENDMENT

BROWN BROTHERS HARRIMAN & CO., as an Increasing Lender By: Name: Title:

SIGNATURE PAGE TO SEVENTH AMENDMENT

NATIXIS, NEW YORK BRANCH, as an Increasing Lender By: Name: Title: By: Name: Title:

SIGNATURE PAGE TO SEVENTH AMENDMENT

BANK HAPOALIM B.M., as a Lender By: Name: Title: By: Name: Title:

SIGNATURE PAGE TO SEVENTH AMENDMENT

MACQUARIE BANK LIMITED, as the New Lender

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

POA#__________________________

SIGNATURE PAGE TO SEVENTH AMENDMENT

BNP PARIBAS, as the Departing Lender By: Name: Title: By: Name: Title:

SIGNATURE PAGE TO SEVENTH AMENDMENT

Annex I to Seventh Amendment to Uncommitted Credit Agreement

LENDERS AND REVOLVING LINE PORTIONS

Lender	Increase (decrease)	Revolving Line Portion	Pro Rata Share (as of the Effective Date)

Coöperatieve Rabobank U.A., New York Branch	$—	$79,000,000	35.111112%

Brown Brothers Harriman & Co.	$2,000,000	$30,000,000	13.333333%

Natixis, New York Branch	$8,000,000	$63,000,000	28.000000%

Bank Hapoalim B.M.	$—	$23,000,000	10.222222%

Macquarie Bank Limited	$—	$30,000,000	13.333333%

Total:	$10,000,000	$225,000,000	100.00000000%